BEAR STEARNS               Computational Materials for RFMSII 2001-HS1



New Issue Computational Materials


$320,000,000

Home Equity Loan Pass-Through Certificates,
Series 2001-HS1

Residential Funding Mortgage Securities II, Inc.
Depositor

Residential Funding Corporation
Master Servicer





March 5, 2001



_______________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS               Computational Materials for RFMSII 2001-HS1




STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.



_______________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS               Computational Materials for RFMSII 2001-HS1


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


----------------------------------------------------
 Current Balance (as of 2/1/01)        $308,794,814
 Loan Count                                   7,826
 Average Balance                            $39,458
 Maximum Balance                           $378,118
----------------------------------------------------
 WA Gross Coupon                            10.601%
 Range of Gross Coupons            7.583% - 15.090%
 WA Original Amortization Term                  264
(mos)
 WA Remaining Amortization Term                 262
(mos)
 WA Original Term to Maturity                   179
(mos)
 WA Remaining Term to Maturity                  177
(mos)
 WA Age (mos)                                     2
----------------------------------------------------
----------------------------------------------------
 Balloon / Fully Amortizing         47.26% / 52.74%
 First Lien / Second Lien            0.48% / 99.52%
----------------------------------------------------
 WA Credit Score                                718
        600 - 639                             0.80%
        640 - 679                            13.51%
        680 - 719                            37.47%
        720 - 759                            31.18%
        760 - 799                            16.36%
        800 - 839                             0.67%
----------------------------------------------------
----------------------------------------------------
 WA Debt-to-Income Ratio                     38.37%
 WA Junior Ratio                             22.83%
 WA Original LTV                             88.57%
 Range of Original LTV             13.00% - 100.00%
 % of Pool with Prepayment                   19.21%
Penalties
----------------------------------------------------
----------------------------------------------------
 High Cost Loans                             11.86%
----------------------------------------------------
----------------------------------------------------
Property Type
 Single Family                               73.32%
 PUD Detached                                15.95%
 Condominium                                  6.15%
 PUD Attached                                 2.63%
 Other                                        1.93%
----------------------------------------------------
----------------------------------------------------
Occupancy Status
 Owner Occupied                              99.72%
 Second Home                                  0.28%
 Non-Owner Occupied                           0.00%
----------------------------------------------------
----------------------------------------------------
 Documentation
 Full  Documentation                         97.54%
 Limited Documentation                        2.46%
----------------------------------------------------
----------------------------------------------------
Loan Purpose
 Purchase                                    39.73%
 Debt Consolidation                          35.07%
 Cash Out Refi                               14.76%
 Rate/Term Refi                               4.42%
 Other                                        6.02%
----------------------------------------------------
----------------------------------------------------
Geographic Concentration (> 5%)            CA:
-------------------------------
                                           35.54%
                                           VA:
                                           7.46%
                                           MD:
                                           5.51%
                                           GA:
                                           5.03%
----------------------------------------------------



_______________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************

                                    GMAC RFC

                           $320,000,000 (Approximate)


                          RFMS II Series 2001-HS1 Trust
                   Home Equity Loan Pass-Through Certificates
                Residential Funding Mortgage Securities II, Inc.
                                    Depositor

                         Residential Funding Corporation
                           Seller and Master Servicer



The following is a revised preliminary Term Sheet. All terms and statements are subject to further change.



                         Residential Funding Securities
                                 A GMAC Company


                                 as Underwriter



                                  March 5, 2001



This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.




This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

RFMS II Series 2001-HS1
Home Equity Loan Pass-Through Certificates, Series 2001-HS1
$320,000,000 (Approximate)



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

----------------------------------------------------
 Current Balance (as of 2/1/01)        $308,794,814
 Loan Count                                   7,826
 Average Balance                            $39,458
 Maximum Balance                           $378,118
----------------------------------------------------
 WA Gross Coupon                            10.601%
 Range of Gross Coupons            7.583% - 15.090%
 WA Original Amortization Term                  264
(mos)
 WA Remaining Amortization Term                 262
(mos)
 WA Original Term to Maturity                   179
(mos)
 WA Remaining Term to Maturity                  177
(mos)
 WA Age (mos)                                     2
----------------------------------------------------
----------------------------------------------------
 Balloon / Fully Amortizing         47.26% / 52.74%
 First Lien / Second Lien            0.48% / 99.52%
----------------------------------------------------
 WA Credit Score                                718
        600 - 639                             0.80%
        640 - 679                            13.51%
        680 - 719                            37.47%
        720 - 759                            31.18%
        760 - 799                            16.36%
        800 - 839                             0.67%
----------------------------------------------------
----------------------------------------------------
 WA Debt-to-Income Ratio                     38.37%
 WA Junior Ratio                             22.83%
 WA Original LTV                             88.57%
 Range of Original LTV             13.00% - 100.00%
 % of Pool with Prepayment                   19.21%
Penalties
----------------------------------------------------
----------------------------------------------------
 High Cost Loans                             11.86%
----------------------------------------------------
----------------------------------------------------
Property Type
 Single Family                               73.32%
 PUD Detached                                15.95%
 Condominium                                  6.15%
 PUD Attached                                 2.63%
 Other                                        1.93%
----------------------------------------------------
----------------------------------------------------
Occupancy Status
 Owner Occupied                              99.72%
 Second Home                                  0.28%
 Non-Owner Occupied                           0.00%
----------------------------------------------------
----------------------------------------------------
 Documentation
 Full  Documentation                         97.54%
 Limited Documentation                        2.46%
----------------------------------------------------
----------------------------------------------------
Loan Purpose
 Purchase                                    39.73%
 Debt Consolidation                          35.07%
 Cash Out Refi                               14.76%
 Rate/Term Refi                               4.42%
 Other                                        6.02%
----------------------------------------------------
----------------------------------------------------
Geographic Concentration (> 5%)            CA:
-------------------------------
                                           35.54%
                                           VA:
                                           7.46%
                                           MD:
                                           5.51%
                                           GA:
                                           5.03%
----------------------------------------------------



This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner